UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               ------------------

       Date of Report (Date of earliest event reported): January 30, 1998

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                             LIFERATE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


    Minnesota                          0-25530            41-1682994
   (State or other jurisdiction       (Commission        (IRS employer
   of incorporation)                  file number)       identification no.)


                  7210 Metro Boulevard, Edina, Minnesota 55439
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (612) 844-0599

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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

         On November 14, 1997, LifeRate Systems, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement") with Special Situations Private Equity Fund, L.P., Special Situations Cayman Fund, L.P., Special Situations Fund III, L.P. (collectively, the "Funds") and the other purchasers named in the Purchase Agreement (the Funds and such other purchasers are collectively referred to herein as the "Purchasers"), pursuant to which the Company agreed to sell for cash up to 9,000,000 shares (the "Shares") of common stock, no par value (the "Common Stock") of the Company at prices ranging from $.50 to $.56 per share and warrants (the "Warrants") to purchase up to 9,000,000 shares of Common Stock, as well as an additional 104,000 Shares and Warrants for cancellation of certain indebtedness (the "Financing"). The Warrants are exercisable for a period of 10 years at a price of $1.50 per share, subject to adjustment as provided in the Warrants. The first closing under the Purchase Agreement was held on November 14, 1997, at which the Company sold an aggregate of 2,500,000 Shares at a price of $.50 per share and issued an aggregate of 2,500,000 Warrants to the Funds for an aggregate purchase price of $1,250,000 and an aggregate of 104,000 Shares and Warrant for the cancellation of $52,000 of indebtedness (the "First Closing"). The interim closing called for under the Purchase Agreement was held on November 21, 1997 (the "Interim Closing"), at which the Company sold an additional 1,790,000 Shares at a price of $.56 per share and issued an additional 1,790,000 Warrants to purchasers other than the Funds for an aggregate purchase price of $1,002,400.

         The Purchase Agreement also provided that, in the event the Company fulfilled certain conditions by January 15, 1998 (the "Second Closing Conditions"), the Company would sell to the Funds and other Purchasers up to an additional 4,500,000 Shares and Warrants to purchase 4,500,000 shares of Common Stock at a purchase price of between $.50 and $.56 per share on or before January 31, 1998 (the "Second Closing"). The Second Closing Conditions included
(a) the approval by the shareholders of the Company of an amendment to the Company's Articles of Incorporation to increase the total number of authorized shares of Common Stock to an aggregate of 75,000,000 and (b) the attainment by the Company no later than January 15, 1998, of the following milestones: (i) the Company's revenues derived from the sale of existing or new systems during the period from October 1, 1997, through January 15, 1998, shall be at least $200,000; (ii) the Company shall have executed letters of intent and/or sales contracts, each with a minimum value of $5,000, with at least five new (excluding current or previous) customers for the sale of any existing or new systems during the period from October 1, 1997 through January 15, 1998; and
(iii) the Company shall have made generally available for sale a commercially marketable entry level cardiac cath lab product designed to support the data requirements of the American College of Cardiology, with a sales price range of $5,000-$15,000.

         The Company satisfied these Second Closing Conditions and a second closing was held on January 30, 1998 (the "Second Closing"), at which the Company sold an aggregate of 2,500,000 Shares at a price of $.50 per share and issued an aggregate of 2,500,000 Warrants to the Funds for an aggregate purchase price of $1,250,000 and an aggregate of 1,500,000 Shares at a price of $.56 per share and issued an additional 1,500,000 Warrants to purchasers other than the Funds for an aggregate purchase price of $840,000. The Shares and Warrants acquired by the Funds in the First and Second Closings constitute "beneficial ownership" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of 57.2% of the Company's Common Stock as of January 30, 1998.

         The Shares and Warrants were offered pursuant to the Selling Agency Agreement (the "Selling Agency Agreement") dated as of September 2, 1997, and as amended as of November 14, 1997, by and between the Company and Miller Johnson & Kuehn Incorporated ("MJK"). The Selling Agency Agreement provides that MJK is to receive a commission of 10% of the purchase price of the Shares sold to Purchasers other than the Funds and is to receive a non-accountable expense allowance equal to 1% of the purchase price of Shares on which it is paid a commission. Accordingly, the Company paid MJK total commissions of $184,240 and a total non-accountable expense allowance of $18,424 with respect to the 3,290,000 Shares and Warrants sold to Purchasers other than the Funds at the Interim and Second Closings. In addition, the Company paid the fees of counsel to MJK, as well as the Funds.

         The Company agreed to a number of covenants under the Purchase Agreement. So long as the Purchasers own or have the right to acquire at least 20% of the outstanding shares of Common Stock, the Company has agreed not to do any of the following without the consent of the Funds and the MJK Director: (a) sell Common Stock or any rights or securities convertible into or exercisable or exchangeable for Common Stock at a purchase, exercise or conversion price, as the case may be, of less than $1.00 per share of Common Stock for a period of three years from the date of the Purchase Agreement; (b) issue any securities senior to the Common Stock; (c) effect any reclassification, capital reorganization or other change of outstanding shares of capital stock of the Company; (d) merge, consolidate or enter into any other business combination of the Company with or into another entity (other than a merger of a wholly owned subsidiary, in which merger the Company shall be the surviving entity); (e) sell, lease or otherwise dispose of all or substantially all of its assets; or
(f) liquidate, dissolve or wind-up the Company.

         All of the Shares and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") are "restricted stock," as defined in the rules promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Shares and Warrant Shares have certain demand and "piggyback" registration rights under the Securities Act and the rules and regulations promulgated thereunder as more particularly set forth in Section 4 of the Purchase Agreement and the Company has agreed not to grant any registration or similar rights for a period of three years. Pursuant to the Purchase Agreement, the Company filed a Registration Statement under the Securities Act on December 12, 1997, which became effective on December 19, 1997, registering the resale of the Shares and Warrant Shares issued on November 14, 1997 and November 21, 1997. The Company will also be required to file a Registration Statement under the Securities Act by February 27, 1998 registering the resale of the Shares and Warrant Shares issued on January 30, 1998 in the Second Closing.

         Additional information concerning the Shares and the Warrants is contained in the Purchase Agreement, the form of which was filed as an exhibit to the Company's Current Report on Form 8-K dated November 25, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Business Acquired.  Not applicable.

(b)   Pro Forma Financial Information.  Not applicable.

(c)   Exhibits.

 Exhibit    Description                              Method of Filing
 -------    -----------                              ----------------
 No.
 ---

 10.1       Securities Purchase Agreement, dated     Incorporated by reference
            as of November 14, 1997, among the       to Exhibit 10.1 of the
            Company and the Purchasers. Omitted      Company's Current Report on
            from this Exhibit, as filed, are the     Form 8-K dated November 25,
            exhibits and schedules referenced in     1997 (File No. filed
            such agreement. The Company will         0-25530)
            furnish supplementally a copy of any
            such exhibits and schedules to the
            Commission upon request.

 10.2       Form of Warrant to Purchase common       Incorporated by reference
            stock of the Company.                    to Exhibit 10.2 of the
                                                     Company's Current Report on
                                                     Form 8-K dated November 25,
                                                     1997 (File No. filed
                                                     0-25530)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     LIFERATE SYSTEMS, INC.
                                     (Registrant)



                                     /s/ David J. Chinsky
                                     -------------------------------------------
                                     By:  David J. Chinsky
                                     Its:  President and Chief Executive Officer

Dated:   February 11, 1998

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                                INDEX TO EXHIBITS

 Exhibit    Description                              Method of Filing
 -------    -----------                              ----------------
 No.
 ---

 10.1       Securities Purchase Agreement, dated     Incorporated by reference
            as of November 14, 1997, among the       to Exhibit 10.1 of the
            Company and the Purchasers. Omitted      Company's Current Report on
            from this Exhibit, as filed, are the     Form 8-K dated November 25,
            exhibits and schedules referenced in     1997 (File No. filed
            such agreement. The Company will         0-25530)
            furnish supplementally a copy of any
            such exhibits and schedules to the
            Commission upon request.

 10.2       Form of Warrant to Purchase common       Incorporated by reference
            stock of the Company.                    to Exhibit 10.2 of the
                                                     Company's Current Report on
                                                     Form 8-K dated November 25,
                                                     1997 (File No. filed
                                                     0-25530)